JOHN P. MACLEAN
                   CERTIFIED PUBLIC ACCOUNTANT
                       15701 Alameda Drive
                      Bowie, Maryland 20716
                          301/249-4900
                        FAX  301/249-9296




       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT







I hereby consent to the use in Amendment #1 to the Registration Statement on Form 10-SB of my report dated December 21, 1997 relating to the audited financial statements of Chatsworth Acquisition Corporation.








                             John P. MacLean
                           Certified Public Accountants




April 22, 1998